Exhibit 10.3

AMENDMENT TO OPEN–END MORTGAGE

This AMENDMENT TO OPEN-END MORTGAGE (herein called the “Amendment”) entered into as of the 30th day of March, 2007, by and between SOVEREIGN CIRCUITS, INC., (herein called the “Grantor”) and KEYBANK NATIONAL ASSOCIATION (herein called the “Lender”);

W I T N E S S E T H:

WHEREAS, Sovereign Circuits, Inc. (“Borrower”) is currently indebted to the Lender pursuant to an existing Business Loan Agreement dated as of May 10, 2006 (hereinafter, “Loan Agreement”) wherein the Lender has provided the Original Borrowers with a Mortgage loan in the amount of $1,835,071.55 (the “Mortgage Loan); and

WHEREAS, in connection therewith, Original Borrower executed and delivered to Lender that certain Promissory Note in the original principal amount of $1,835,071.55 dated May 10, 2006 (herein called the “Note”); and

WHEREAS, securing its obligation evidenced by the Loan Agreement and the Note, Grantor had previously executed and delivered to Lender a certain Open-End Mortgage dated May 10, 2006 (“Mortgage”), granting a security interest in and to the real property commonly known as 12080 Debartolo Drive, North Jackson, Ohio 44451 and as more particularly described in Exhibit A attached hereto and made a part hereof; and

WHEREAS, said Mortgage was filed of record on May 31, 2006 in as Instrument Number 200600019628 in OR Book 5620, Page 2450-2459 of the real estate records of Mahoning County, Ohio; and

WHEREAS, the Grantor and the Lender desire to amend the Mortgage all in accordance with the terms and conditions stated herein; and

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, Grantor and Lender do hereby amend the Mortgage (herein also called the “Instrument”), as follows:

1. For purposes of this Amendment, defined terms used herein shall have the same meaning ascribed to them in the Mortgage unless such defined term is expressly otherwise defined herein. All references to the Mortgage shall mean the Mortgage as amended by the terms hereof.

2. The 6th paragraph starting on the 11th line from the bottom of the first page of the Mortgage beginning with the phrase “Grantor presently Assigns...” is hereby amended by deleting said paragraph and inserting the following as a replacement therefor:

Grantor presently assigns to Lender all of Grantor’s right, title, and interest in and to all present and future leases of the Property and all Rents from the Property.

3. The 7th paragraph starting on the 8th line from the bottom of the first page of the Mortgage beginning with the phrase “This Mortgage...” is hereby amended by deleting said paragraph and inserting the following as a replacement therefor:

THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS MORTGAGE. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

4. The sub-section entitled “Application of Proceeds” as found in the middle of page 3 of the Mortgage is hereby amended by deleting the 1st sentence of said paragraph and inserting the following as a replacement therefor:

Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds $50,000.00.

5. The sub-section entitled “No Modification” as found in the middle of page 4 of the Mortgage is hereby amended by deleting said paragraph and inserting the following as a replacement therefor:

No Modification. Grantor shall not enter into any agreement with the holder of any mortgage, deed of trust, or other security agreement which has priority over this Mortgage with respect to the real property by which that agreement is modified, amended, extended, or renewed without the prior written consent of Lender. Grantor shall neither request nor accept any future advances under any such security agreement without the prior written consent of Lender.

6. The sub-section entitled “Security Interest” as found at the top of page 5 of the Mortgage is hereby amended by deleting said paragraph and inserting the following as a replacement therefor:

Security Interest. Upon request by Lender, Grantor shall take whatever action is requested by Lender to perfect and continue Lender’s security interest in the Rents. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall not remove, sever or detach the Personal Property from the Property.

7. The sub-section entitled “Payment Default” as found in the middle of page 5 of the Mortgage is hereby amended by deleting said paragraph and inserting the following as a replacement therefor:

Payment Default. Grantor fails to make any payment within fifteen (15) days of when due under the Indebtedness.

8. The sub-section entitled “Annual Reports” as found at the top of page 7 of the Mortgage is hereby deleted.

9. The definition of the term “Note” as found on page 8 of the instrument is hereby amended to read as follows:

Note. The word “Note” means the promissory note dated March 30, 2007, in the original principal amount of $1,950,212.96 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. The maturity date of the Note is April 1, 2015. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE. The Note is a renewal and consolidation of the indebtedness evidenced by the (a) promissory note from Borrower to Lender dated May 10, 2006 in the original principal amount of $1,835,071.55 and (b) promissory note from Borrower to Lender dated October 24, 2004 in the original principal amount of $400,000. The Note is also the Note referenced to in that certain Open-End Mortgage of even date herewith executed by Borrower in favor of Lender in the amount of $115,141.41.

10. The definition of the term “Personal Property” as found on page 8 of the instrument is hereby amended to read as follows:

Personal Property. The words “Personal Property” mean all fixtures, now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

The Grantor hereby acknowledges that all sums lent to the Borrower pursuant to the Loan Documents are secured by the Mortgage as amended hereby, and the Grantor further reaffirms the granting to the Bank such security interests described as to all liabilities of the Grantor to Bank.

11. Grantor hereby represents and warrants to Lender that (a) Grantor has the legal power and authority to execute and deliver this Amendment; (b) the officials executing this Amendment have been duly authorized to execute and deliver the same and bind Grantor with respect to the provisions hereof; (c) the execution and delivery hereof by Grantor and the performance and observance by Grantor of the provisions hereof do not violate or conflict with the organizational agreements of Grantor or any law applicable to Grantor or result in a breach of any provisions of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Grantor; and (d) this Amendment constitutes a valid and binding obligation upon Grantor in every respect.

Except as expressly amended or modified hereby, the Instrument is in all respects ratified and confirmed and the terms, conditions and provisions thereof shall be and remain in full force and effect. This Amendment shall be construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first above written by their respective officers thereunto duly authorized.

SOVEREIGN CIRCUITS, INC.

By:	/s/ Sally L. Goff
Title:	Sally L. Goff, Vice President/C.F.O.

STATE OF CALIFORNIA	)
) SS
COUNTY OF ORANGE	)

Before me, a notary public in and for the State of California, personally appeared Sally L Goff, Vice President/C.F.O. of Sovereign Circuits, Inc., who executed the foregoing Mortgage Amendment in favor of KeyBank National Association in my presence, and who produced identification in the form of driver’s license.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2007.

[SEAL]	ANNA STEELE COMM. # 1560449 NOTARY PUBLIC-CALIFORNIA ORANGE COUNTY My Comm. Expires April 14, 2009	/s/ Anna Steele
Notary Public

KEYBANK NATIONAL ASSOCIATION

		By:	/s/ Sally J Hale
		Title:	Sally J Hale, Assistant Vice President

STATE OF OHIO	)
) SS
COUNTY OF MAHONING	)

Before me, a notary public in and for the State of Ohio, personally appeared Sally J Hale, Assistant Vice President, who executed the foregoing Amendment on behalf of KeyBank National Association in my presence, and who produced identification in the form of driver’s license.

IN WITNESS WHEREOF, I have hereunto set my hand this 11 day of May, 2007.

[SEAL]	/s/ Cathleen C. Carrick
Notary Public

Cathleen C. Carrick, Notary Public State Of Ohio My Commission Expires July 21, 2011

EXHIBIT A

Legal Description

SITUATED in the Township of Jackson, County of Mahoning and State of Ohio: and known as being Lot No. 8 in Youngstown Commerce Park Replat of Lot #8, Tract 1, a subdivision of a part of Original Jackson Township, part of Great Lot 43, as shown by the recorded plat of sid subdivision in Volume 93 of Maps, Page 19, of Mahoning County Records.

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No.	Call / Coll	Account	Officer	Initials
$1,950,212,96	03-30-2007	04-01-2015	50001	183 / 815	E0100333631	DSC08

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Sovereign Circuits, Inc. 12080 Debartolo Drive North Jackson, OH 44451-9642	Lender:	KeyBank National Association OH-MM-Canfield 6575 Seville Drive Canfield, OH 44406

Principal Amount: $1,950,212.96	Initial Rate: 8.250%	Date of Agreement: March 30, 2007

DESCRIPTION OF EXISTING INDEBTEDNESS. Obligor No.: 100333631.

Obligation No.: 50001.

Original (a) promissory note from Borrower to Lender dated May 10, 2006 in the original principal amount of $1,835,071.55 and (b) promissory note from Borrower to Lender dated October 24, 2004 In the original principal amount of $400,000.

Effective March 30, 2007, Lender hereby (a) terminates all agreements with Borrower other than the agreements entered into on the date hereof and the Open-End Mortgage dated May 10, 2006 in the principal amount of $1,835,071.55 (collectively, the “2007 Documents”), (b) releases all of its security interests and liens on the assets of Borrower other than its lien on the Borrower’s real property and (c) acknowledges that all liabilities of Borrower to Lender have been paid and performed in full other than those evidenced by the 2007 Documents.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

CONFESSION OF JUDGEMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount due, attorney’s fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have bean filed in the proceeding, it will not be necessary to file the original as a warrant of the attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full. Borrower waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Borrower in confessing judgment against Borrower while such attorney is retained by Lender. Borrower expressly consents to such attorney acting for Borrower in confessing judgment and agrees that such attorney may receive a legal fee or other compensation from Lender.

CHANGE IN TERMS AGREEMENT
Loan No: 50001	(Continued)	Page 2

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

NOTICE: FOR THIS NOTICE “YOU” MEANS THE BORROWER AND “CREDITOR” AND “HIS” MEANS LENDER.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

CHANGE IN TERMS SIGNERS:

SOVEREIGN CIRCUITS, INC.

By:	/s/ Sally L. Goff
Sally L. Goff, Vice President C.F.O. of Sovereign Circuits, Inc.